SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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	Filed by a Party other than the Registrant	[ ]

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Select Portfolios
(Name of Registrant as Specified In Its Charter)

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FIDELITY SELECT PORTFOLIOS

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Fidelity Select Portfolios:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of all of the funds of Fidelity Select Portfolios (the trust), will be held at an office of the trust, 27 State Street, 10th Floor, Boston, Massachusetts 02109 on March 24, 2004, at 9:30 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof. As used herein, "equity funds" refers to all other funds of the trust except Money Market Portfolio (the "money market fund").

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

2. To elect a Board of Trustees.

3. To amend the fundamental investment limitation concerning lending for each fund (except Pharmaceuticals Portfolio).

The Board of Trustees has fixed the close of business on January 26, 2004 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

January 26, 2004

YOUR VOTE IS IMPORTANT - PLEASE VOTE YOUR SHARES PROMPTLY.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the control number found on your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY SELECT PORTFOLIOS
TO BE HELD ON MARCH 24, 2004

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Select Portfolios (the trust) to be used at the Special Meeting of Shareholders of Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Business Services and Outsourcing Portfolio, Chemicals Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Industries Portfolio, Cyclical Industries Portfolio, Defense and Aerospace Portfolio, Developing Communications Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environmental Portfolio, Financial Services Portfolio, Food and Agriculture Portfolio, Gold Portfolio, Health Care Portfolio, Home Finance Portfolio, Industrial Equipment Portfolio, Industrial Materials Portfolio, Insurance Portfolio, Leisure Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Networking and Infrastructure Portfolio, Paper and Forest Products Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Growth Portfolio, Wireless Portfolio, and Money Market Portfolio, (the funds) and at any adjournments thereof (the Meeting), to be held on March 24, 2004 at 9:30 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about January 26, 2004. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated cost of these services, is as follows:

Fund Name	Estimated cost for D.F. King & Co., Inc. to call and solicit vote	Estimated cost for D.F. King & Co., Inc. to receive vote over the phone
Air Transportation Portfolio	$ 500	$ 500
Automotive Portfolio	$ 500	$ 500
Banking Portfolio	$ 500	$ 500
Biotechnology Portfolio	$ 20,000	$ 20,000
Brokerage and Investment Management Portfolio	$ 500	$ 500
Business Services and Outsourcing Portfolio	$ 500	$ 500
Chemicals Portfolio	$ 500	$ 500
Computers Portfolio	$ 20,000	$ 10,000
Construction and Housing Portfolio	$ 500	$ 500
Consumer Industries Portfolio	$ 500	$ 500
Cyclical Industries Portfolio	$ 500	$ 500
Defense and Aerospace Portfolio	$ 500	$ 500
Developing Communications Portfolio	$ 10,000	$ 5,000
Electronics Portfolio	$ 20,000	$ 20,000
Energy Portfolio	$ 500	$ 500
Energy Service Portfolio	$ 500	$ 500
Environmental Portfolio	$ 500	$ 500
Financial Services Portfolio	$ 500	$ 500
Food and Agriculture Portfolio	$ 500	$ 500
Gold Portfolio	$ 10,000	$ 5,000
Health Care Portfolio	$ 20,000	$ 10,000
Home Finance Portfolio	$ 500	$ 500
Industrial Equipment Portfolio	$ 500	$ 500
Industrial Materials Portfolio	$ 500	$ 500
Insurance Portfolio	$ 500	$ 500
Leisure Portfolio	$ 500	$ 500
Medical Delivery Portfolio	$ 500	$ 500
Medical Equipment and Systems Portfolio	$ 500	$ 500
Multimedia Portfolio	$ 500	$ 500
Natural Gas Portfolio	$ 500	$ 500
Natural Resources Portfolio	$ 500	$ 500
Networking and Infrastructure Portfolio	$ 500	$ 500
Paper and Forest Products Portfolio	$ 500	$ 500
Pharmaceuticals Portfolio	$ 500	$ 500
Retailing Portfolio	$ 500	$ 500
Software and Computer Services Portfolio	$ 500	$ 500
Technology Portfolio	$ 20,000	$ 10,000
Telecommunications Portfolio	$ 500	$ 500
Transportation Portfolio	$ 500	$ 500
Utilities Growth Portfolio	$ 500	$ 500
Wireless Portfolio	$ 500	$ 500
Money Market Portfolio	$ 500	$ 500

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the funds, provided the expenses do not exceed each fund's existing voluntary expense cap of 2.50%. Expenses exceeding each fund's voluntary expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund(s)	Page
 1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.	All	<Click Here>
 2.	To elect as Trustees the nominees presented in Proposal 2.	All	<Click Here>
 3.	To amend the lending limitation to clarify that acquisitions of loans, loan participations or other debt instruments are not considered lending.	All funds (except Pharmaceuticals Portfolio)	<Click Here>

The principal business address of FMR, each fund's investment adviser and administrator, Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, and FMR Co., Inc. (FMRC), sub-adviser to the equity funds, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to the money market fund, is One Spartan Way, Merrimack, New Hampshire 03054. Fidelity International Investment Advisors (FIIA) located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) located at 25 Cannon Street, London EC4M 5TA, England are also sub-advisers to the funds. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Management & Research (Far East) Inc. (FMR Far East), located at Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan and Fidelity Investments Japan Limited (FIJ), located at 8-8 Shinkawa, 1-Chome, Chuo-ku, Tokyo 104-0033, Japan, are also sub-advisers to the equity funds.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/goto/proxies to determine the status of this scheduled shareholder Meeting.

Shares of each fund of the trust issued and outstanding as of November 30, 2003 are indicated in the following table:

Air Transportation Portfolio	1,371,821
Automotive Portfolio	905,413
Banking Portfolio	10,903,049
Biotechnology Portfolio	37,332,011
Brokerage and Investment Management Portfolio	8,253,121
Business Services and Outsourcing Portfolio	2,610,751
Chemicals Portfolio	873,780
Computers Portfolio	27,609,777
Construction and Housing Portfolio	3,617,286
Consumer Industries Portfolio	1,551,202
Cyclical Industries Portfolio	1,878,168
Defense and Aerospace Portfolio	5,745,614
Developing Communications Portfolio	40,862,455
Electronics Portfolio	94,781,366
Energy Portfolio	8,320,828
Energy Service Portfolio	12,216,185
Environmental Portfolio	994,650
Financial Services Portfolio	4,597,234
Food and Agriculture Portfolio	2,159,659
Gold Portfolio	27,668,467
Health Care Portfolio	16,766,062
Home Finance Portfolio	6,528,982
Industrial Equipment Portfolio	1,687,126
Industrial Materials Portfolio	2,873,523
Insurance Portfolio	1,891,432
Leisure Portfolio	2,661,219
Medical Delivery Portfolio	6,078,251
Medical Equipment and Systems Portfolio	17,807,973
Multimedia Portfolio	3,726,079
Natural Gas Portfolio	9,392,687
Natural Resources Portfolio	2,844,779
Networking and Infrastructure Portfolio	72,198,160
Paper and Forest Products Portfolio	608,099
Pharmaceuticals Portfolio	7,695,483
Retailing Portfolio	2,144,405
Software and Computer Services Portfolio	16,786,299
Technology Portfolio	42,354,033
Telecommunications Portfolio	11,331,928
Transportation Portfolio	1,083,254
Utilities Growth Portfolio	6,246,251
Wireless Portfolio	36,110,149
Money Market Portfolio	699,873,034

 To the knowledge of the trust, substantial (5% or more) record ownership of each fund on November 30, 2003 was as follows:

Chemicals Portfolio	Bank America Corp.	San Franciso, CA	7.71%
Consumer Industries Portfolio	Wake Forest University	Winston Salem, NC	8.19%
Multimedia Portfolio	Viacom, Inc.	New York, NY	18.15%
Natural Resources Portfolio	Unilever, Inc.	New York, NY	5.47%
Retailing Portfolio	Wake Forest University	Winston Salem, NC	6.20%

 To the knowledge of the trust, substantial (5% or more) beneficial ownership of each fund on November 30, 2003 was as follows:

Air Transportation Portfolio	Continental Airlines, Inc.	Houston, TX	10.51%
Consumer Industries Portfolio	Sutter Health System	Sacramento, CA	33.40%
Cyclical Industries Portfolio	Sutter Health System	Sacramento, CA	42.90%
Cyclical Industries Portfolio	FMR Capital	Boston, MA	14.25%
Industrial Equipment Portfolio	Sutter Health System	Sacramento, CA	31.37%
Natural Gas Portfolio	Strategic Advisors, Inc.	Boston, MA	9.20%
Natural Resources Portfolio	Strategic Advisors, Inc.	Boston, MA	16.28%
Natural Resources Portfolio	Sutter Health System	Sacramento, CA	8.20%

 To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on January 26, 2004 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-800-544-8544. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

For a free copy of each fund's annual report for the fiscal year ended February 28, 2003 and the semiannual report for the fiscal period ended August 31, 2003 call 1-800-544-3198 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the entire trust. Approval of Proposal 2 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the proposal.

1. TO AMEND THE DECLARATION OF TRUST TO ALLOW THE BOARD OF TRUSTEES, IF PERMITTED BY APPLICABLE LAW, TO AUTHORIZE FUND MERGERS WITHOUT SHAREHOLDER APPROVAL.

The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article XII, Section 4.3 of the Declaration of Trust. The amendment would allow the Trustees, in certain circumstances, to authorize a fund's or class's merger or consolidation with, or sale of a fund's or class's assets to, another operating mutual fund without a shareholder vote. Currently, these types of transactions require a shareholder vote.

The amendment will give the Trustees more flexibility and, subject to applicable requirements of the Investment Company Act of 1940 (1940 Act) and Massachusetts law, broader authority to act. The amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the proposed amendment may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

Shareholders have the right to vote on any Declaration of Trust amendment affecting their right to vote or on any matter submitted to the shareholders by the Trustees. On November 20, 2003, the Trustees approved the proposed amendment and also authorized its submission to the trust's shareholders for their approval at this Meeting.

Under certain circumstances, it may not be in shareholders' interests to require a shareholder meeting to approve a merger, consolidation, or asset sale transaction between funds. For example, two affiliated funds may have similar investment objectives but be offered through different sales channels. It may be beneficial to combine the funds' assets. However, to approve such a transaction currently, the Trustees of the fund to be acquired would have to schedule a shareholder meeting in order to seek shareholder approval of the merger. The process of obtaining shareholder approval may make it more difficult and time-consuming to complete the merger, and, in general, could increase the costs associated with the merger. In such a case, it may be beneficial to shareholders to merge the funds without incurring the costs and delays of a shareholder meeting, provided the Trustees first determine the merger to be in shareholders' best interests.

Section 17 of the 1940 Act prohibits or limits certain transactions between affiliated funds. On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act to permit mergers of affiliated funds without shareholder approval in certain cases, and to require shareholder approval in other cases. For example, Rule 17a-8 now permits affiliated funds to merge without shareholder approval if the advisory contracts and fundamental policies of the affiliated funds are not materially different. On the other hand, Rule 17a-8 requires shareholder approval of a merger of affiliated funds with materially different advisory contracts (which would include where the surviving fund's management fee is higher than the acquired fund's management fee), materially different fundamental policies, or where the 12b-1 fees, if any, of the surviving fund are higher than the 12b-1 fees, if any, of the acquired fund. The Rule also requires shareholder approval if, post-merger, shareholder-elected disinterested trustees of the acquired fund would not comprise a majority of the disinterested trustees of the surviving fund. In all cases, the trustees of each fund must determine that the merger is in the best interests of the fund and its shareholders and that shareholders' interests will not be diluted.

Massachusetts law, the state law under which the trust is organized, does not require shareholder approval of fund mergers, consolidations, or asset sales.

The proposed amendment to the Declaration of Trust will update the trust to permit fund mergers, consolidations, and asset sales without a shareholder vote, only if permitted by the 1940 Act and Massachusetts law. The amendment will provide the Trustees increased flexibility, which may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner.

As discussed above, any exercise of the Trustees' increased authority pursuant to the amendment remains subject to any applicable requirements of the 1940 Act and Massachusetts law. If the amendment is approved, the Board of Trustees will continue to be required to determine that any merger, consolidation, or asset sale transaction is in the best interests of a fund and that the interests of shareholders will not be diluted. The Trustees will evaluate any and all information reasonably necessary to make their determinations, and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.

Article XII, Section 4.3 of the Declaration of Trust addresses mergers, consolidations, and sales of fund assets. If approved, Article XII, Section 4.3 will be amended as follows (new language is underlined; language to be deleted is [bracketed]):

ARTICLE XII
MISCELLANEOUS

Section 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Trustees without the vote or consent of Shareholders[at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or Class, as the case may be]. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Section 4.4. Incorporation; Reorganization. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Declaration of Trust will become effective upon shareholder approval. If the proposal is not approved by shareholders of the trust, Article XII, Section 4.3 of the Declaration of Trust will remain unchanged.

2. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have determined that the number of Trustees shall be fixed at 14. It is intended that the enclosed proxy will be voted for the election as Trustees of the 14 nominees listed below unless such authority has been withheld in the proxy.

All nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Laura B. Cronin, Robert L. Reynolds, and George H. Heilmeier were selected by the trust's Governance and Nominating Committee (see page <Click Here>) and were appointed to the Board on March 1, 2003, March 1, 2003, and January 1, 2004, respectively.

Except for William O. McCoy, each of the nominees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

In the election of Trustees, those 14 nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each nominee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (73)***

Year of Election or Appointment: 1980

Trustee of Fidelity Select Portfolios. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)***

Year of Election or Appointment: 2001

Trustee of Fidelity Select Portfolios. Senior Vice President of Air Transportation Portfolio (2001), Automotive Portfolio (2001), Banking Portfolio (2001), Biotechnology Portfolio (2001), Brokerage and Investment Management Portfolio (2001), Business Services and Outsourcing Portfolio (2001), Chemicals Portfolio (2001), Computers Portfolio (2001), Construction and Housing Portfolio (2001), Consumer Industries Portfolio (2001), Cyclical Industries Portfolio (2001), Defense and Aerospace Portfolio (2001), Developing Communications Portfolio (2001), Electronics Portfolio (2001), Energy Portfolio (2001), Energy Service Portfolio (2001), Environmental Portfolio (2001), Financial Services Portfolio (2001), Food and Agriculture Portfolio (2001), Gold Portfolio (2001), Health Care Portfolio (2001), Home Finance Portfolio (2001), Industrial Equipment Portfolio (2001), Industrial Materials Portfolio (2001), Insurance Portfolio (2001), Leisure Portfolio (2001), Medical Delivery Portfolio (2001), Medical Equipment and Systems Portfolio (2001), Multimedia Portfolio (2001), Natural Gas Portfolio (2001), Natural Resources Portfolio (2001), Networking and Infrastructure Portfolio (2001), Paper and Forest Products Portfolio (2001), Pharmaceuticals Portfolio (2001), Retailing Portfolio (2001), Software and Computer Services Portfolio (2001), Technology Portfolio (2001), Telecommunications Portfolio (2001), Transportation Portfolio (2001), Utilities Growth Portfolio (2001), Wireless Portfolio (2001), and Money Market Portfolio (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Trustee of Fidelity Select Portfolios. Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Trustee of Fidelity Select Portfolios. Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Nominees:

Correspondence intended for each non-interested nominee (that is, the nominees other than the interested nominees) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
J. Michael Cook (61)

Year of Election or Appointment: 2001

Trustee of Fidelity Select Portfolios. Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Trustee of Fidelity Select Portfolios. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Trustee of Fidelity Select Portfolios. Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Trustee of Fidelity Select Portfolios. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Trustee of Fidelity Select Portfolios. Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Trustee of Fidelity Select Portfolios. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Trustee of Fidelity Select Portfolios. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Trustee of Fidelity Select Portfolios. Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Trustee of Fidelity Select Portfolios. Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Trustee of Fidelity Select Portfolios. Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

As of November 30, 2003 the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of four interested and 10 non-interested Trustees, met 11 times during the fiscal year ended February 28, 2003. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page <Click Here>.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of December 31, 2003.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Laura B. Cronin	Robert L. Reynolds
Air Transportation	none	none	none	none
Automotive	none	none	none	none
Banking	none	none	none	none
Biotechnology	none	none	none	none
Brokerage and Investment Management	none	none	none	none
Business Services and Outsourcing	none	none	none	none
Chemicals	none	none	none	none
Computers	none	none	none	none
Construction and Housing	none	none	none	none
Consumer Industries	none	none	none	none
Cyclical Industries	none	none	none	none
Defense and Aerospace	none	none	none	none
Developing Communications	none	none	none	none
Electronics	none	none	none	none
Energy	over $100,000	none	none	none
Energy Service	none	$50,000 - $100,000	none	none
Environmental	none	none	none	none
Financial Services	none	none	none	none
Food and Agriculture	none	none	none	none
Gold	none	none	none	none
Health Care	none	none	none	none
Home Finance	none	none	none	none
Industrial Equipment	none	none	none	none
Industrial Materials	none	none	none	none
Insurance	none	none	none	none
Leisure	none	none	none	none
Medical Delivery	none	none	none	none
Medical Equipment and Systems	none	none	none	none
Multimedia	none	none	none	none
Natural Gas	over $100,000	over $100,000	none	none
Natural Resources	over $100,000	over $100,000	none	none
Networking and Infrastructure	none	none	none	none
Paper and Forest Products	none	none	none	none
Pharmaceuticals	none	none	none	none
Retailing	none	none	none	none
Software and Computer Services	over $100,000	none	none	none
Technology	none	none	none	none
Telecommunications	over $100,000	over $100,000	none	none
Transportation	none	none	none	none
Utilities Growth	none	none	none	none
Wireless	none	none	none	none
Money Market	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
Non-Interested Nominees
DOLLAR RANGE OF FUND SHARES	J. Michael Cook	Ralph F. Cox	Robert M. Gates	George H. Heilmeier	Donald J. Kirk
Air Transportation	none	none	none	none	none
Automotive	none	$1 - $10,000	none	none	$1 - $10,000
Banking	none	$1 - $10,000	none	none	$1 - $10,000
Biotechnology	none	$1 - $10,000	none	none	$1 - $10,000
Brokerage and Investment Management	none	none	none	none	none
Business Services and Outsourcing	none	none	none	none	none
Chemicals	none	$1 - $10,000	none	none	$1 - $10,000
Computers	none	$1 - $10,000	$10,001 - $50,000	none	$1 - $10,000
Construction and Housing	none	none	none	none	none
Consumer Industries	none	none	none	none	none
Cyclical Industries	none	none	none	none	none
Defense and Aerospace	none	none	none	none	none
Developing Communications	none	$1 - $10,000	none	none	$1 - $10,000
Electronics	$1 - $10,000	$1 - $10,000	$10,001 - $50,000	none	$1 - $10,000
Energy	none	$1 - $10,000	none	none	$1 - $10,000
Energy Service	none	$1 - $10,000	none	none	$1 - $10,000
Environmental	none	$1 - $10,000	none	none	$1 - $10,000
Financial Services	none	$1 - $10,000	$10,000 - $50,000	none	$1 - $10,000
Food and Agriculture	none	$1 - $10,000	none	none	$1 - $10,000
Gold	none	$1 - $10,000	none	none	$1 - $10,000
Health Care	$1 - $10,000	$1 - $10,000	$1 - $10,000	none	$1 - $10,000
Home Finance	none	$1 - $10,000	none	none	$1 - $10,000
Industrial Equipment	none	none	none	none	none
Industrial Materials	none	none	none	none	none
Insurance	none	none	none	none	none
Leisure	none	$1 - $10,000	none	none	$1 - $10,000
Medical Delivery	none	$1 - $10,000	none	none	$1 - $10,000
Medical Equipment and Systems	none	none	none	none	none
Multimedia	none	none	none	none	none
Natural Gas	none	none	none	none	none
Natural Resources	none	none	none	none	none
Networking and Infrastructure	none	none	none	none	none
Paper and Forest Products	none	none	none	none	none
Pharmaceuticals	none	none	none	none	none
Retailing	none	$1 - $10,000	none	none	$1 - $10,000
Software and Computer Services	none	$1 - $10,000	none	none	$1 - $10,000
Technology	none	$1 - $10,000	none	none	$1 - $10,000
Telecommunications	none	$1 - $10,000	none	none	$1 - $10,000
Transportation	none	none	none	none	none
Utilities Growth	none	$1 - $10,000	none	none	$1 - $10,000
Wireless	none	none	none	none	none
Money Market	none	$1 - $10,000	none	none	$1 - $10,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
	Non-Interested Nominees
DOLLAR RANGE OF FUND SHARES	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	William S. Stavropoulos
Air Transportation	none	none	none	none	none
Automotive	none	none	$1 - $10,000	none	none
Banking	none	none	$1 - $10,000	none	none
Biotechnology	none	none	$1 - $10,000	none	none
Brokerage and Investment Management	none	none	none	none	none
Business Services and Outsourcing	none	none	none	none	none
Chemicals	none	none	$1 - $10,000	none	none
Computers	none	none	$1 - $10,000	none	none
Construction and Housing	none	none	none	none	none
Consumer Industries	none	none	none	none	none
Cyclical Industries	none	none	none	none	none
Defense and Aerospace	none	none	none	none	none
Developing Communications	none	none	$1 - $10,000	none	none
Electronics	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
Energy	none	none	$1 - $10,000	none	none
Energy Service	none	none	$1 - $10,000	none	none
Environmental	none	none	$1 - $10,000	none	none
Financial Services	none	none	$1 - $10,000	none	none
Food and Agriculture	none	none	$1 - $10,000	none	none
Gold	none	none	$1 - $10,000	none	none
Health Care	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
Home Finance	none	none	$1 - $10,000	none	none
Industrial Equipment	none	none	none	none	none
Industrial Materials	none	none	none	none	none
Insurance	none	none	none	none	none
Leisure	none	none	$1 - $10,000	none	none
Medical Delivery	none	none	$1 - $10,000	none	none
Medical Equipment and Systems	none	none	none	none	none
Multimedia	none	none	none	none	none
Natural Gas	none	none	none	none	none
Natural Resources	none	none	none	none	none
Networking and Infrastructure	none	none	none	none	none
Paper and Forest Products	none	none	none	none	none
Pharmaceuticals	none	none	none	none	none
Retailing	none	none	$1 - $10,000	none	none
Software and Computer Services	none	none	$1 - $10,000	none	none
Technology	none	none	$50,001 - $100,000	none	none
Telecommunications	none	none	$1 - $10,000	none	none
Transportation	none	none	none	none	none
Utilities Growth	none	none	$1 - $10,000	none	none
Wireless	none	none	none	none	none
Money Market	none	none	$1 - $10,000	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended February 28, 2003, or calendar year ended December 31, 2003, as applicable.

Compensation Table*
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook	Ralph F. Cox	Phyllis Burke Davis**	Robert M. Gates	George H. Heilmeier***	Donald J. Kirk
Air Transportation	$ 14	$ 14	$ 14	$ 14	$ 0	$ 14
Automotive	$ 11	$ 11	$ 11	$ 11	$ 0	$ 11
Banking	$ 150	$ 154	$ 151	$ 151	$ 0	$ 155
Biotechnology	$ 588	$ 603	$ 592	$ 592	$ 0	$ 605
Brokerage and Investment Management	$ 123	$ 126	$ 124	$ 124	$ 0	$ 127
Business Services and Outsourcing	$ 14	$ 15	$ 14	$ 14	$ 0	$ 15
Chemicals	$ 14	$ 14	$ 14	$ 14	$ 0	$ 14
Computers	$ 242	$ 248	$ 243	$ 243	$ 0	$ 249
Construction and Housing	$ 26	$ 27	$ 26	$ 26	$ 0	$ 27
Consumer Industries	$ 7	$ 8	$ 8	$ 8	$ 0	$ 8
Cyclical Industries	$ 6	$ 6	$ 6	$ 6	$ 0	$ 6
Defense and Aerospace	$ 119	$ 121	$ 119	$ 119	$ 0	$ 123
Developing Communications	$ 136	$ 139	$ 136	$ 136	$ 0	$ 140
ElectronicsC	$ 1,087	$ 1,115	$ 1,092	$ 1,092	$ 0	$ 1,120
Energy	$ 69	$ 70	$ 69	$ 69	$ 0	$ 71
Energy Service	$ 169	$ 174	$ 170	$ 170	$ 0	$ 175
Environmental	$ 4	$ 4	$ 4	$ 4	$ 0	$ 4
Financial Services	$ 163	$ 167	$ 164	$ 164	$ 0	$ 168
Food and Agriculture	$ 38	$ 39	$ 38	$ 38	$ 0	$ 39
Gold	$ 186	$ 191	$ 188	$ 188	$ 0	$ 193
Health CareD	$ 673	$ 689	$ 677	$ 677	$ 0	$ 693
Home Finance	$ 140	$ 143	$ 141	$ 141	$ 0	$ 145
Industrial Equipment	$ 7	$ 7	$ 7	$ 7	$ 0	$ 7
Industrial Materials	$ 11	$ 12	$ 11	$ 11	$ 0	$ 12
Insurance	$ 41	$ 42	$ 41	$ 41	$ 0	$ 42
Leisure	$ 49	$ 50	$ 49	$ 49	$ 0	$ 50
Medical Delivery	$ 64	$ 65	$ 64	$ 64	$ 0	$ 66
Medical Equipment and Systems	$ 46	$ 47	$ 46	$ 46	$ 0	$ 47
Multimedia	$ 37	$ 38	$ 38	$ 38	$ 0	$ 38
Natural Gas	$ 54	$ 55	$ 54	$ 54	$ 0	$ 55
Natural Resources	$ 9	$ 9	$ 9	$ 9	$ 0	$ 10
Networking and Infrastructure	$ 28	$ 29	$ 28	$ 28	$ 0	$ 29
Paper and Forest Products	$ 8	$ 8	$ 8	$ 8	$ 0	$ 8
Pharmaceuticals	$ 18	$ 18	$ 18	$ 18	$ 0	$ 18
Retailing	$ 30	$ 31	$ 30	$ 30	$ 0	$ 31
Software and Computer Services	$ 214	$ 220	$ 215	$ 215	$ 0	$ 220
Technology	$ 577	$ 592	$ 580	$ 580	$ 0	$ 594
Telecommunications	$ 119	$ 122	$ 119	$ 120	$ 0	$ 122
Transportation	$ 12	$ 13	$ 12	$ 12	$ 0	$ 13
Utilities Growth	$ 69	$ 70	$ 69	$ 69	$ 0	$ 71
Wireless	$ 22	$ 23	$ 22	$ 22	$ 0	$ 23
Money Market	$ 338	$ 345	$ 340	$ 340	$ 0	$ 348
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 253,500	$ 261,000	$ 250,500	$ 259,500	$ 212,000	$ 261,000
Compensation Table*
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small****	William S. Stavro-poulos
Air Transportation	$ 14	$ 13	$ 18	$ 14	$ 0	$ 14
Automotive	$ 11	$ 11	$ 15	$ 11	$ 0	$ 11
Banking	$ 153	$ 148	$ 198	$ 150	$ 0	$ 150
Biotechnology	$ 601	$ 582	$ 774	$ 588	$ 0	$ 588
Brokerage and Investment Management	$ 126	$ 122	$ 162	$ 123	$ 0	$ 123
Business Services and Outsourcing	$ 15	$ 14	$ 19	$ 14	$ 0	$ 14
Chemicals	$ 14	$ 14	$ 18	$ 14	$ 0	$ 14
Computers	$ 247	$ 239	$ 317	$ 242	$ 0	$ 241
Construction and Housing	$ 27	$ 26	$ 35	$ 26	$ 0	$ 26
Consumer Industries	$ 8	$ 7	$ 10	$ 7	$ 0	$ 7
Cyclical Industries	$ 6	$ 6	$ 8	$ 6	$ 0	$ 6
Defense and Aerospace	$ 120	$ 117	$ 157	$ 119	$ 0	$ 119
Developing Communications	$ 139	$ 134	$ 178	$ 136	$ 0	$ 135
ElectronicsC	$ 1,110	$ 1,074	$ 1,426	$ 1,086	$ 0	$ 1,083
Energy	$ 70	$ 68	$ 91	$ 69	$ 0	$ 69
Energy Service	$ 172	$ 167	$ 223	$ 169	$ 0	$ 169
Environmental	$ 4	$ 4	$ 5	$ 4	$ 0	$ 4
Financial Services	$ 166	$ 161	$ 215	$ 163	$ 0	$ 163
Food and Agriculture	$ 39	$ 38	$ 50	$ 38	$ 0	$ 38
Gold	$ 189	$ 184	$ 246	$ 187	$ 0	$ 187
Health CareD	$ 686	$ 665	$ 887	$ 673	$ 0	$ 673
Home Finance	$ 142	$ 138	$ 185	$ 140	$ 0	$ 140
Industrial Equipment	$ 7	$ 7	$ 9	$ 7	$ 0	$ 7
Industrial Materials	$ 11	$ 11	$ 15	$ 11	$ 0	$ 11
Insurance	$ 42	$ 40	$ 54	$ 41	$ 0	$ 41
Leisure	$ 50	$ 48	$ 64	$ 49	$ 0	$ 49
Medical Delivery	$ 65	$ 63	$ 84	$ 64	$ 0	$ 64
Medical Equipment and Systems	$ 47	$ 45	$ 60	$ 46	$ 0	$ 46
Multimedia	$ 38	$ 37	$ 49	$ 37	$ 0	$ 37
Natural Gas	$ 55	$ 53	$ 71	$ 54	$ 0	$ 54
Natural Resources	$ 9	$ 9	$ 12	$ 9	$ 0	$ 9
Networking and Infrastructure	$ 29	$ 28	$ 37	$ 28	$ 0	$ 28
Paper and Forest Products	$ 8	$ 8	$ 11	$ 8	$ 0	$ 8
Pharmaceuticals	$ 18	$ 17	$ 23	$ 18	$ 0	$ 18
Retailing	$ 31	$ 30	$ 40	$ 30	$ 0	$ 30
Software and Computer Services	$ 219	$ 212	$ 281	$ 214	$ 0	$ 214
Technology	$ 589	$ 571	$ 758	$ 577	$ 0	$ 576
Telecommunications	$ 121	$ 118	$ 156	$ 119	$ 0	$ 119
Transportation	$ 13	$ 12	$ 16	$ 12	$ 0	$ 12
Utilities Growth	$ 70	$ 68	$ 91	$ 69	$ 0	$ 69
Wireless	$ 23	$ 22	$ 29	$ 22	$ 0	$ 22
Money Market	$ 343	$ 334	$ 445	$ 338	$ 0	$ 338
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 258,000	$ 256,500	$ 324,000	$ 298,500B	$ 0	$ 253,500

* Edward C. Johnson 3d, Abigail P. Johnson, Laura B. Cronin, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

** Ms. Davis served on the Board of Trustees through December 31, 2003.

*** During the period from March 1, 2003 through December 31, 2003, Dr. Heilmeier served as a Member of the Advisory Board. Effective January 1, 2004, Dr. Heilmeier serves as a Member of the Board of Trustees.

**** Effective January 1, 2004, Cornelia M. Small serves as a Member of the Advisory Board.

A Information is for the calendar year ended December 31, 2003 for 293 funds of 57 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2003, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $111,000; Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Marie L. Knowles, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $141,000; William O. McCoy, $111,000; and William S. Stavropoulos, $111,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $35,316.47; Ralph F. Cox, $35,316.47; Phyllis Burke Davis, $44,989.93; Ned C. Lautenbach, $44,989.93; and William O. McCoy, $82,489.93.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2003 Mr. McCoy voluntarily elected to defer $37,500.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $665; Ralph F. Cox, $665; Phyllis Burke Davis, $665; Robert M. Gates, $665; Donald J. Kirk, $665; Marie L. Knowles, $665; Ned C. Lautenbach, $665; Marvin L. Mann, $845; William O. McCoy, $665; and William S. Stavropoulos, $841. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $301; Ralph F. Cox, $301; Phyllis Burke Davis, $301; Ned C. Lautenbach, $301; and William O. McCoy, $301.

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $412; Ralph F. Cox, $412; Phyllis Burke Davis, $412; Robert M. Gates, $412; Donald J. Kirk, $412; Marie L. Knowles, $412; Ned C. Lautenbach, $412; Marvin L. Mann, $523; William O. McCoy, $412; and William S. Stavropoulos, $501. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $184; Ralph F. Cox, $184; Phyllis Burke Davis, $184; Ned C. Lautenbach, $184; and William O. McCoy, $184.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

3. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING FOR EACH FUND (EXCEPT PHARMACEUTICALS PORTFOLIO).

Each fund's (except Pharmaceuticals Portfolio's) current fundamental investment limitation concerning lending is as follows:

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."

The Trustees recommend that the shareholders of each fund (except Pharmaceuticals Portfolio) vote to replace each fund's limitation with the following more modern fundamental investment limitation governing lending (additional language is underlined, deleted language is [bracketed]):

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments."

Pharmaceuticals Portfolio already has the more modern fundamental limitation so its lending limitation is not proposed to be amended.

Discussion of Proposed Modification. The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a more modern limitation that is the standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new fundamental lending limitation cannot be changed without the approval of shareholders.

Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each invests. However, the proposed limitation would clarify that acquisitions of loans, loan participations or other debt instruments are not subject to each fund's 33 1/3% limitation.

If shareholders approve the proposed fundamental investment limitation on lending set forth above, the Board intends to adopt the following non-fundamental limitation (except Money Market Portfolio):

"The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)"

Money Market Portfolio currently has a non-fundamental limit that restricts the fund from lending other than by purchasing debt securities or repurchase agreements, or lending up to 15% of its net assets to a registered investment company or portfolio for which FMR or an affiliate serves as adviser. The Board does not intend to change this limitation.

Loans and other forms of debt instruments are used by issuers to borrow money. Loans may be subject to restrictions on resale. Purchasers of loans and other forms of debt instruments depend primarily upon the creditworthiness of the borrower for payment of interest and principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans, loan participations, and other forms of direct debt instruments involve a risk of loss in case of default or insolvency of the borrower, lending bank, or other intermediary.

When a fund lends a security, it receives in return collateral in an amount at least equal in value to the security loaned. A fund could incur expenses if the borrower defaults on its obligation to return the securities loaned for any reason.

The Trustees may change non-fundamental limitations in response to regulatory, market, legal or other developments without the approval of shareholders.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the prospectus and/or statement of additional information are revised to reflect it. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Peter S. Lynch and Cornelia M. Small are Members of the Advisory Board of Fidelity Select Portfolios. The executive officers of the funds include: Ms. Johnson, Dwight D. Churchill, David L. Murphy, John J. Todd, Eric D. Roiter, Stuart Fross, Maria F. Dwyer, Timothy F. Hayes, Jennifer Taub, John R. Hebble, John H. Costello, Francis V. Knox, Jr., Mark Osterheld and Thomas J. Simpson. Additional information about Ms. Johnson can be found in Proposal 2. Additional information about Members of the Advisory Board and other executive officers of the funds can be found in the following table.

The Advisory Board Members and executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachsuetts 02205-5235.

Name, Age; Principal Occupation*
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Select Portfolios. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Dwight D. Churchill (50)

Year of Election or Appointment: 2000

Vice President of Money Market Portfolio. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

David L. Murphy (55)

Year of Election or Appointment: 2002

Vice President of Money Market Portfolio. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002) and Vice President of certain Asset Allocation Funds (2003). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003) and a Vice President of FMR (2000). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

John J. Todd (54)

Year of Election or Appointment: 1996

Vice President of Money Market Portfolio and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998, 2000, or 2001

Secretary of Air Transportation Portfolio (1998), Automotive Portfolio (1998), Banking Portfolio (1998), Biotechnology Portfolio (1998), Brokerage and Investment Management Portfolio (1998), Business Services and Outsourcing Portfolio (1998), Chemicals Portfolio (1998), Computers Portfolio (1998), Construction and Housing Portfolio (1998), Consumer Industries Portfolio (1998), Cyclical Industries Portfolio (1998), Defense and Aerospace Portfolio (1998), Developing Communications Portfolio (1998), Electronics Portfolio (1998), Energy Portfolio (1998), Energy Service Portfolio (1998), Environmental Portfolio (1998), Financial Services Portfolio (1998), Food and Agriculture Portfolio (1998), Gold Portfolio (1998), Health Care Portfolio (1998), Home Finance Portfolio (1998), Industrial Equipment Portfolio (1998), Industrial Materials Portfolio (1998), Insurance Portfolio (1998), Leisure Portfolio (1998), Medical Delivery Portfolio (1998), Medical Equipment and Systems Portfolio (1998), Multimedia Portfolio (1998), Natural Gas Portfolio (1998), Natural Resources Portfolio (1998), Networking and Infrastructure Portfolio (2000), Paper and Forest Products Portfolio (1998), Pharmaceuticals Portfolio (2001), Retailing Portfolio (1998), Software and Computer Services Portfolio (1998), Technology Portfolio (1998), Telecommunications Portfolio (1998), Transportation Portfolio (1998), Utilities Growth Portfolio (1998), Wireless Portfolio (2000), and Money Market Portfolio (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of each of the Select funds. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (45)

Year of Election or Appointment: 2002

President and Treasurer of each of the Select funds. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of each of the Select funds. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Jennifer Taub (37)

Year of Election or Appointment: 2003

Assistant Vice President of Money Market Portfolio. Ms. Taub is Assistant Vice President of Fidelity's Fixed-Income Funds (2003), Assistant Secretary of FIMM (2003), and is an employee of FMR.

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of each of the Select funds. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)

Year of Election or Appointment: 1986, 1989, 1990, 1993, 1997, 1998, 2000, or 2001

Assistant Treasurer of Air Transportation Portfolio (1986), Automotive Portfolio (1986), Banking Portfolio (1986), Biotechnology Portfolio (1986), Brokerage and Investment Management Portfolio (1986), Business Services and Outsourcing Portfolio (1998), Chemicals Portfolio (1986), Computers Portfolio (1986), Construction and Housing Portfolio (1986), Consumer Industries Portfolio (1990), Cyclical Industries Portfolio (1997), Defense and Aerospace Portfolio (1986), Developing Communications Portfolio (1990), Electronics Portfolio (1986), Energy Portfolio (1986), Energy Service Portfolio (1986), Environmental Portfolio (1989), Financial Services Portfolio (1986), Food and Agriculture Portfolio (1986), Gold Portfolio (1986), Health Care Portfolio (1986), Home Finance Portfolio (1986), Industrial Equipment Portfolio (1986), Industrial Materials Portfolio (1986), Insurance Portfolio (1986), Leisure Portfolio (1986), Medical Delivery Portfolio (1986), Medical Equipment and Systems Portfolio (1998), Multimedia Portfolio (1986), Natural Gas Portfolio (1993), Natural Resources Portfolio (1997), Networking and Infrastructure Portfolio (2000), Paper and Forest Products Portfolio (1986), Pharmaceuticals Portfolio (2001), Retailing Portfolio (1986), Software and Computer Services Portfolio (1986), Technology Portfolio (1986), Telecommunications Portfolio (1986), Transportation Portfolio (1998), Utilities Growth Portfolio (1986), Wireless Portfolio (2000), and Money Market Portfolio (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of each of the Select funds. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of each of the Select funds. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 1996, 2000, or 2001

Assistant Treasurer of Air Transportation Portfolio (2000), Automotive Portfolio (2000), Banking Portfolio (2000), Biotechnology Portfolio (2000), Brokerage and Investment Management Portfolio (2000), Business Services and Outsourcing Portfolio (2000), Chemicals Portfolio (2000), Computers Portfolio (2000), Construction and Housing Portfolio (2000), Consumer Industries Portfolio (2000), Cyclical Industries Portfolio (2000), Defense and Aerospace Portfolio (2000), Developing Communications Portfolio (2000), Electronics Portfolio (2000), Energy Portfolio (2000), Energy Service Portfolio (2000), Environmental Portfolio (2000), Financial Services Portfolio (2000), Food and Agriculture Portfolio (2000), Gold Portfolio (2000), Health Care Portfolio (2000), Home Finance Portfolio (2000), Industrial Equipment Portfolio (2000), Industrial Materials Portfolio (2000), Insurance Portfolio (2000), Leisure Portfolio (2000), Medical Delivery Portfolio (2000), Medical Equipment and Systems Portfolio (2000), Multimedia Portfolio (2000), Natural Gas Portfolio (2000), Natural Resources Portfolio (2000), Networking and Infrastructure Portfolio (2000), Paper and Forest Products Portfolio (2000), Pharmaceuticals Portfolio (2001), Retailing Portfolio (2000), Software and Computer Services Portfolio (2000), Technology Portfolio (2000), Telecommunications Portfolio (2000), Transportation Portfolio (2000), Utilities Growth Portfolio (2000), Wireless Portfolio (2000), and Money Market Portfolio (1996). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each non-interested (independent) Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Operations Committee is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chairman. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent and other service agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically in the scope of the charters of the Audit Committee or Fund Oversight Committees and considers other operating matters not specifically within the scope of oversight of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended February 28, 2003, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chairman. The committee normally meets quarterly, or more frequently as called by the Chair, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended February 28, 2003, the committee held five meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chairman), Kirk, and Stavropoulos), the Fixed-Income and International Committee (composed of Messrs. Cook (Chairman) and Cox, and Ms. Knowles), and the Select and Special Committee (composed of Messrs. McCoy (Chairman), Gates, and Heilmeier). Each committee normally meets monthly (except August) or more frequently as called by the Chair of the respective committee. Each committee oversees investment advisory services provided by FMR to the relevant funds and develops an understanding of and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters and the personnel and other resources devoted to the management of each fund. The Fixed-Income and International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Special Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The non-interested Trustees of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the non-interested Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to December 2003, the Fixed-Income and International Committee was known as the Fixed-Income/International Committee, and the Select and Special Committee was known as the Select Committee. During the fiscal year ended February 28, 2003, the Equity Committee held 10 meetings, the Fixed-Income and International Committee held 11 meetings, and the Select and Special Committee held 10 meetings.

The Board of Trustees established in December 2003 two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chairman), Cook, and McCoy) and the Fixed-Income Contract Committee (composed of Messrs. Cook (Chairman) and Cox, and Ms. Knowles). Each committee ordinarily meets monthly during the first six months of each year and more frequently as necessary to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Board of Trustees in its consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the Fixed-Income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, levels and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the profitability and other benefits that the investment advisers and their respective affiliates derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the Investment Company Act. While each committee consists solely of non-interested Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended February 28, 2003, each fund contract committee held no meetings.

The Shareholder Services, Brokerage and Distribution Committee is composed of Messrs. Cox (Chairman), Cook, Heilmeier, Lautenbach, and Stavropoulos. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees, custody fees and direct fees to investors (other than sales loads), such as small account and exchange fees and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services and fees. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services or paying fund expenses. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. The committee also oversees and receives reports on the preparation and use of advertisements and sales literature for the Fidelity funds. Prior to January 2003, the Shareholder Services, Brokerage and Distribution Committee was broken out into three separate committees: the Committee on Service Fees and the Committee on Distribution Channels, both of which conferred periodically and met at least annually, and the Brokerage Committee, which normally met four times a year, or more often as required, in conjunction with meetings of the Board of Trustees. During the fiscal year ended February 28, 2003, the Shareholder Services, Brokerage and Distribution Committee held two meetings, the Committee on Service Fees held one meeting, the Committee on Distribution Channels held three meetings, and the Brokerage Committee held six meetings.

The Audit Committee is composed of Ms. Knowles (Chairman) and Messrs. Gates, Kirk and McCoy. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Commission (SEC). The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; (iii) and any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity fund's Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity fund's major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds and anti-money laundering requirements. During the fiscal year ended February 28, 2003, the committee held eight meetings.

 The Governance and Nominating Committee is composed of Messrs. Mann (Chairman), Cox, and Gates, each of whom is not an "interested person" (as defined in the 1940 Act). The committee has two charters: one addressing fund governance and Board administrative matters and one addressing the nomination for the appointment or election of non-interested Trustees. The committee meets as called by the Chair. The committee also recommends the establishment of committees (including ad hoc and standing committees). A current copy of the Governance and Nominating Committee Charter With Respect to Nominations of Independent Trustees is available on Fidelity's website (www.fidelity.com) and is attached as Exhibit I to this proxy statement. The committee is also responsible for other fund governance and board administration matters. With respect to fund governance and board administration matters, the committee periodically reviews procedures and policies of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the Retirement Plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to non-interested Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with non-interested Trustees at least once a year to discuss the Statement of Policies and other matters relating to fund governance. The committee also oversees the annual self-evaluation of the non-interested Trustees. The committee makes nominations for the election or appointment of non-interested Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee will have sole authority to retain and terminate any search firm used to identify non-interested Trustee candidates, including sole authority to approve such firm's fees and other retention terms. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a non-interested Trustee of the Fidelity funds, should be submitted to the Chairman of the committee at the address maintained for communications with non-interested Trustees. If the committee retains a search firm, the Chairman will forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting non-interested Trustees. It is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an "interested person" of FMR or its affiliates within the meaning of the Investment Company Act of 1940; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) able to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) the capacity for the hard work and attention to detail that is required to be an effective non-interested Trustee in light of the Fidelity funds' complex regulatory, operational and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an non-interested Trustee. During the fiscal year ended February 28, 2003, the committee held seven meetings.

INDEPENDENT ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP (PWC) has been selected as independent accountants for each fund. PWC, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), has confirmed to the trust's Audit Committee that they are independent accountants with respect to the funds.

The independent accountants examine annual financial statements for the funds and provide other non-audit and tax-related services to the funds. The trust's Audit Committee does not consider other non-audit services provided by PWC to be incompatible with maintaining the independence of PWC in its audit of the funds, taking into account representations from PWC, in accordance with ISB No.1, regarding its independence from the funds and its related entities. Representatives of PWC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Fund-Related Fees

Audit Fees. For the funds' fiscal year ended February 28, 2003 the approximate fee for professional services rendered for the audit of annual financial statements for each fund is shown in the table below. These fees include amounts paid to Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, (collectively, "Deloitte") for audit-related internal controls review.

Air Transportation	$ 16,000
Automotive	$ 15,000
Banking	$ 26,000
Biotechnology	$ 87,000
Brokerage and Investment Management	$ 25,000
Business Services and Outsourcing	$ 16,000
Chemicals	$ 16,000
Computers	$ 42,000
Construction and Housing	$ 16,000
Consumer Industries	$ 15,000
Cyclical Industries	$ 15,000
Defense and Aerospace	$ 19,000
Developing Communications	$ 33,000
Electronics	$ 134,000
Energy	$ 20,000
Energy Service	$ 26,000
Environmental	$ 15,000
Financial Services	$ 28,000
Food and Agriculture	$ 17,000
Gold	$ 22,000
Health Care	$ 73,000
Home Finance	$ 23,000
Industrial Equipment	$ 15,000
Industrial Materials	$ 15,000
Insurance	$ 17,000
Leisure	$ 20,000
Medical Delivery	$ 18,000
Medical Equipment and Systems	$ 18,000
Multimedia	$ 18,000
Natural Gas	$ 19,000
Natural Resources	$ 15,000
Networking and Infrastructure	$ 18,000
Paper and Forest Products	$ 15,000
Pharmaceuticals	$ 16,000
Retailing	$ 17,000
Software and Computer Services	$ 37,000
Technology	$ 78,000
Telecommunications	$ 27,000
Transportation	$ 16,000
Utilities Growth	$ 22,000
Wireless	$ 17,000
Money Market	$ 37,000

The approximate annual aggregate fees for professional services rendered for the audits of financial statements for all of the funds in the Fidelity Group of Funds audited by PWC, including amounts for audit-related internal controls review on behalf of all Fidelity funds, for the year ended February 28, 2003 were $9,800,000.

All Other Fees. For the fiscal year ended February 28, 2003, PWC was also paid approximately $70,000 for tax-related services rendered to the funds. The approximate annual aggregate fees paid by all of the funds in the Fidelity Group of Funds audited by PWC for tax-related services for the year ended February 28, 2003 were $400,000.

Non-Fund Related Fees

Audit Fees. For the year ended December 31, 2003, PWC was also paid approximately $2,300,000 for professional services rendered for the audits of financial statements for FMR, FMR Corp., the parent company of FMR, and entities under common control with FMR Corp. that provide services to any fund in the Fidelity Group of Funds.

All Other Fees. For the year ended February 28, 2003, PWC was also paid approximately $3,100,000 for all other non-audit services rendered on behalf of FMR, FMR Corp., and entities under common control with FMR Corp. that provide services to any fund in the Fidelity Group of Funds. These fees can be sub-categorized as follows:

  $300,000 for consulting on information systems relating to internal operations (other than financial or management information systems);
  $700,000 for data retention and retrieval consulting;
  $1,800,000 for tax services; and
  $300,000 for audit-related professional services.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

GOVERNANCE AND NOMINATING COMMITTEE CHARTER
WITH RESPECT TO NOMINATIONS OF INDEPENDENT TRUSTEES

This charter relates to the responsibilities of the Governance and Nominating Committee in connection with the nomination of Independent Trustees.

The Governance and Nominating Committee will consist solely of Independent Trustees. The Chair of the Independent Trustees will be the Chair of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. The Committee will meet as called by the Chair. A quorum will include at least two Independent Trustees.

The Committee will make nominations for the appointment or election of Independent Trustees in accordance with the Independent Trustee's Statement of Policy on Criteria for Selecting Independent Trustees ("Statement of Policy") (attached as Appendix A). The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be "disinterested" in terms of both the letter and spirit of the Investment Company Act. The Committee will also make nominations for the appointment of any non-management member of any Advisory Board.

The Committee will periodically review the Statement of Policy, which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Governance and Nominating Committee.

The Committee will have sole authority to retain and terminate any search firm used to identify Independent Trustee candidates, including sole authority to approve such firm's fees and other retention terms.

The Committee will consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chairman of the Committee in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity Funds. If the Committee retains a search firm, the Chairman will forward all such submissions to the search firm for evaluation.

APPENDIX A

December 2003

STATEMENT OF POLICY ON CRITERIA
FOR SELECTING INDEPENDENT TRUSTEES

The Governance and Nominating Committee of the Board of Trustees of the Fidelity Funds has adopted this Statement of Policy to memorialize its views as to the appropriate criteria for selecting Independent Trustees of the Funds. This Statement has been prepared in connection with filling vacancies among the Independent Trustees that are expected to arise through the end of 2004.

The Governance and Nominating Committee expects that all candidates will have the following characteristics:

  Unquestioned personal integrity is a given.
  The candidate may not be an "interested person" of FMR or its affiliates within the meaning of the Investment Company Act of 1940.
  The candidate should have no material relationship that could create an appearance of lack of independence in respect of FMR and its affiliates. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others).
  The candidate needs the disposition to act independently in fact in respect of FMR and its affiliates and others in order to protect the interests of the Funds and all shareholders. It is expected that Independent Trustees will play an active and, if necessary, an adversarial role in pursuing the best interests of the Funds and shareholders.
  The candidate needs to be able to attend 11 meetings per year. The effect of this requirement is to limit the number of other boards on which a candidate can participate and other commitments.
  The candidate needs to have demonstrated sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues.
  The candidate should have sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity Funds.
  Candidates should have experience on corporate or other institutional oversight bodies having similar responsibilities. This helps assure that they have other exposure to current governance issues and business practices. Candidates should not, however, have board memberships or other relationships that could result in business or regulatory conflicts with the Fidelity Mutual Funds.
  The candidate needs the capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity Funds' complex regulatory, operational and marketing setting.

The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

The following characteristics are desirable, but not mandatory:

  The candidate should have the ability to serve seven or more years before reaching mandatory retirement age.
  The candidate should have diversity of interests evidenced by participation in community, charitable or other similar activities.

The following are desirable characteristics of the Independent Trustees as a group:

  The Independent Trustees will generally be drawn from the ranks of respected and accomplished senior business leaders.
  The Independent Trustees will strive to achieve diversity in terms of gender, race and geographic location.
  The Independent Trustees as a whole should reflect a diversity of business experience. At least one Independent Trustee will be a "audit committee financial expert," as such term is defined by the SEC. The Governance and Nominating Committee will strive to achieve a balance of experience of Independent Trustees in respect of industries, management roles and other experience. For each candidate, the Committee will evaluate specific experience in light of the makeup of the current board.

Fidelity and Select Portfolios are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

SP-PXS-0104	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	CUSIP # 316390798/FUND #34
1.750519.101		CUSIP # 316390699/FUND #502
CUSIP # 316390640/FUND #507
CUSIP # 316390772/FUND #42
CUSIP # 316390855/FUND #68
CUSIP # 316390483/FUND #353
CUSIP # 316390889/FUND #69
CUSIP # 316390871/FUND #7
CUSIP # 316390616/FUND #511
CUSIP # 316390558/FUND #517
CUSIP # 316390517/FUND #515
CUSIP # 316390806/FUND #67
CUSIP # 316390566/FUND #518
CUSIP # 316390863/FUND #8
CUSIP # 316390103/FUND #60
CUSIP # 316390764/FUND #43
CUSIP # 316390574/FUND #516
CUSIP # 316390608/FUND #66
CUSIP # 316390848/FUND #9
CUSIP # 316390780/FUND #41
CUSIP # 316390301/FUND #63
CUSIP # 316390723/FUND #98
CUSIP # 316390533/FUND #510
CUSIP # 316390590/FUND #509
CUSIP # 316390541/FUND #45
CUSIP # 316390707/FUND #62
CUSIP # 316390665/FUND #505
CUSIP # 316390475/FUND #354
CUSIP # 316390814/FUND #85
CUSIP # 316390681/FUND #503
CUSIP # 316390525/FUND #513
CUSIP # 316390491/FUND #514
CUSIP # 316390467/FUND #912
CUSIP # 316390657/FUND #506
CUSIP # 316390442/FUND #580
CUSIP # 316390731/FUND #46
CUSIP # 316390822/FUND #28
CUSIP # 316390202/FUND #64
CUSIP # 316390830/FUND #96
CUSIP # 316390582/FUND #512
CUSIP # 316390509/FUND #65
CUSIP # 316390459/FUND #963

Form of Proxy Card: Fidelity Select Pharmaceuticals Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and use the control number on the front of your proxy card.
	LOG-ON:	Vote on the internet at www.proxyweb.com and use the control number on the front of your proxy card.
*** ________________________ ***	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST: FUND]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 24, 2004 at 9:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)Date _____________________
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Select Portfolios

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)
2.	To elect the fourteen nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Laura B. Cronin (04) Robert M. Gates (05) George H. Heilmeier	(06) Abigail P. Johnson (07) Edward C. Johnson 3d (08) Donald J. Kirk (09) Marie L. Knowles (10) Ned C. Lautenbach	(11) Marvin L. Mann (12) William O. McCoy (13) Robert L. Reynolds (14) William S. Stavropoulos	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	PHR-PXC-0104AIR/AUT/BAN/BIO/BRO/BSO/CHE/COM/HOU/CPR/CYC/DEF/DEV/ELE/	580	(down arrow)

Form of Proxy Card: Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Business Services and Outsourcing Portfolio, Chemicals Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Industries Portfolio, Cyclical Industries Portfolio, Defense and Aerospace Portfolio, Developing Communications Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environmental Services Portfolio, Financial Services Portfolio, Food and Agriculture Portfolio, Gold Portfolio, Health Care Portfolio, Home Finance Portfolio, Industrial Equipment Portfolio, Industrial Materials Portfolio, Insurance Portfolio, Leisure Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Money Market Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Networking and Infrastructure Portfolio, Paper and Forest Products Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Growth Portfolio, Wireless Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com and follow the on-screen instructions.
*** ________________________ ***	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 24, 2004 at 9:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Select Portfolios

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)
2.	To elect the fourteen nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Laura B. Cronin (04) Robert M. Gates (05) George H. Heilmeier	(06) Abigail P. Johnson (07) Edward C. Johnson 3d (08) Donald J. Kirk (09) Marie L. Knowles (10) Ned C. Lautenbach	(11) Marvin L. Mann (12) William O. McCoy (13) Robert L. Reynolds (14) William S. Stavropoulos	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN
3.	To amend the fund's fundamental investment limitation concerning lending.			(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	AIR/AUT/BAN/BIO/BRO/BSO/CHE/COM/HOU/CPR/CYC/DEF /DEV/ELE/ENE/ENS/ENV/FIN/FOO/GOL/HEA /SOV/INE/IND/PRC/LEI/MED/MES/BAM/GAS /NAT/NET/PAP/RET/SOF/TEC/TEL/TRN/UTI/WIR/MON-PXC-0104	034, 502, 507, 42, 68, 353, 69, 7, 511, 517, 515, 67, 518, 8, 60, 43, 516, 66, 9, 41, 63, 98, 510, 509, 45, 62, 505, 354, 85, 503, 513, 514, 912, 506, 46, 28, 64, 96, 512, 65, 963	(down arrow)

(Fidelity_Logo)(Registered Trademark)

82 Devonshire St.
Boston, MA 02109

Fidelity Select Portfolios

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on March 24, 2004. The purpose of the meeting is to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. It is extremely important, no matter how large or small your holdings may be.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of these proposals is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-3198. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

President

[Fund Maps Code-PXL-mail date]

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

2. To elect a Board of Trustees.

3. To amend the fundamental investment limitation concerning lending for each fund (except Pharmaceuticals Portfolio).

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

Why are you making this change?

The Investment Company Act of 1940 (1940 Act) prohibits or limits certain transactions between affiliated funds (affiliated funds are defined as funds in a fund complex that are usually under common control of an investment adviser or other person when the adviser or other person exercises a controlling influence over the management or policies of the funds). On July 26, 2002, the SEC amended Rue 17a-8 under the 1940 Act to permit mergers of affiliated funds without shareholder approval in certain cases, while still requiring shareholder approval in other cases. For example, Rule 17a-8 now permits affiliated funds to merge without shareholder approval if the advisory contracts and fundamental polices of the funds are not materially different (fundamental polices are those that can only be changed by shareholder vote). In all cases, the Board of Trustees must first consider that the action is in the best interests of the fund and its shareholders, and that the action will not dilute the shareholders' interests.

How will this change benefit me as a shareholder?

The amendment will give the Trustees increased flexibility, which may allow them to react more quickly to changes in competitive and regulatory conditions. This may allow the funds to operate in a more efficient and economical manner since each time a fund requires a shareholder vote, it is an expense to the fund and ultimately to you as a shareholder.

Under what circumstances would the Board of Trustees need to get shareholder approval?

The Board of Trustees would still need to get shareholder approval if the merger, consolidation or asset sale was not permitted by the 1940 Act and Massachusetts law. For example, Rule 17a-8 still requires shareholder approval of a merger of affiliated funds if they have materially different advisory contracts or fundamental policies. It also requires shareholder approval if, post-merger, the shareholder-elected disinterested trustees of the acquired fund would not comprise a majority of the disinterested trustees of the surviving fund.

2. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 14 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are four "interested" trustees and ten "non-interested" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Non-interested Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Deferred compensation is given to individuals that serve on the Board. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. You can find the compensation table in the proxy statement.

Where is the compensation deferred to?

Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by non-interested Trustees under the Plan will directly be linked to the performance of the Referenced Funds. This aligns the interest of the Trustees with the interests of the shareholders at-large.

3. To amend the fundamental investment limitation concerning lending for each fund (except Pharmaceuticals Portfolio).

Why are you amending the fundamental investment limitation concerning lending?

The Investment Company Act of 1940 (1940 Act) requires that mutual funds adopt a policy regarding making loans to other parties and further requires that the policy be fundamental (changeable only by shareholder vote). The extent to which a mutual fund reserves the right to lend must be disclosed in its prospectus and/or statement of additional information.

With the exception of Pharmaceuticals Portfolio, each fund's investment limitation explicitly does not apply to, among other things, the purchase of debt securities. While the term "debt securities" is commonly understood to include corporate bonds, government securities, and mortgage and other asset-backed securities, we believe that the term also includes loans and loan participations and other forms of debt instruments also are excluded from this limitation. Pharmaceuticals Portfolio already has the more modern fundamental limitation, and therefore, its lending limitation is not proposed to be amended.

How will this change affect the funds?

Adoption of this proposal is not expected to affect the way in which each fund is managed.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is January 26, 2004.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may also vote through the internet by visiting www.proxyweb.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

FORM OF

SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

When connected to the toll-free number, shareholder will hear:

Speech 1	Welcome. Please enter the control number labeled as such or located in the box, indicated by an arrow on the upper portion of your card.

When shareholder enters the control number, he/she will hear:

Speech 2	To vote as the [Fund Name] Board of Trustees recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now.

If shareholder has pressed 1, he/she will hear:

Closing A	You voted as the Board of Trustees recommended for every proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the shareholder elects to vote each proposal separately, he/she will hear:

Speech 3	Proposal 1: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 4	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 5	Proposal 3: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If the shareholder presses 0 to withhold from an individual nominee, he/she will hear:

Speech 5a	Enter the two digit number that appears next to the nominee you DO NOT wish to vote for.

After the Shareholder enters the first nominee number, he/she hears:

Speech 5b	Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees.
Speech 6	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 7	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

When shareholder has finished voting on all proposals, he/she will hear:

Closing B	You voted as follows: (Vote for each proposal is given). If this is correct, Press 1 now. If incorrect, Press 0

If shareholder presses 0 to indicate an incorrect vote, Speech 2 will be repeated.

If shareholder presses 1, he/she will hear:

Speech 8	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0.

If shareholder elects to vote another proxy, he/she is returned to Speech 1. If shareholder elects to end the call he/she will hear:

Speech 9	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

[ Upon login to www.ProxyWeb.com shareholder sees Screen 1 ]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
 -OR-

Input C

To vote each proposal separately, click the VOTE button only.
 [VOTE]

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

proxyweb.com is a service of:
MIS, an ADP company

Full service proxy specialists

This site is best viewed using

Netscape version 4.7 or Internet Explorer versions 5.0 or higher and using a display resolution of 800 X 600.

Graphic II - (right justified)

[ Upon input of control number and selection of input B or input C shareholder is directed to ProxyWeb Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING:

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR ALL][WITHHOLD AUTHORITY] [FOR ALL NOMINEES (EXCEPT AS INDICATED:]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 3 - (centered)

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

You will have an opportunity to confirm that your selections were properly recorded after you submit your vote. If you would also like to receive an email confirmation, enter your email address here:

Text 4- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [SUBMIT] your proxy vote and to appoint [Proxy Agents 1, 2, and 3 ] or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

[ Upon submission of vote shareholder is directed to ProxyWeb Confirmation Screen (Screen 3) ]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Thank you! Your vote has been submitted

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS :

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR ALL][WITHHOLD ALL] [FOR ALL EXCEPT: ]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.

Text 5 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: Your email confirmation has been sent to: [internet address]

Hyperlink 1 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 2 - (centered)

[Exit Internet Voting Service]

[Directs shareholder to www.Fidelity.com]

Hyperlink 3 - (left justified)

[Vote Another Proxy]

[Directs shareholder to Screen 1]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

ProxyWeb Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to
[trust name: fund name], as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR ALL] [WITHHOLD ALL][FOR ALL EXCEPT: ]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Thank you for voting.